Exhibit 99.18

                                                          Date: January 24, 2002

                          GRANT OF SECURITY INTEREST IN
                        PATENTS, TRADEMARKS AND LICENSES


THIS GRANT OF SECURITY INTEREST IN PATENTS, TRADEMARKS AND LICENSES (herein the "Agreement") made as of this 24 day of January, 2002, by WESTWATER INDUSTRIES, INC., a Delaware corporation, with its principal place of business at 1 Palmer Terrace, Carlstadt, NJ 07072 (herein the "Company"), and THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation, with offices at 1211 Avenue of the Americas, New York, NY 10026 (herein "CIT").

                               W I T N E S E T H:

WHEREAS, the Company and CIT are parties to a certain factoring and/or financing arrangements, pursuant to which CIT may make certain loan and advances to the Company, all as further set forth in the loan and security documents executed in connection herewith, dated of even date herewith and as the same may be amended from time to time (herein collectively, the "Agreement"), which Agreement provides (i) for CIT to purchase, at its discretion certain accounts receivable of the Company and/or make certain loans, advances and extensions of credit, all to or for the benefit and account of the Company, and (ii) for the grant by the Company to CIT, as collateral security therefor, a security interest in certain of the Company's assets, including, without limitation, its trademarks, trademark applications and/or registrations, tradenames, goodwill and licenses, and, if applicable, any patents, patent applications and/or registrations, all as more fully set forth herein and in the Agreement;

NOW THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the Company agrees as follows:

1. Definitions. Capitalized terms used herein and defined in the Agreement shall have the meanings set forth therein unless otherwise specifically defined herein.

2. Grant of Security Interest. To secure the payment of the "Obligations" (as defined in the Agreement), the Company hereby grants to CIT a security interest, effective immediately, in all of the Company's right, title and interest in and to all of the following described property, whether now owned or hereafter acquired (collectively herein the "Intellectual Property Collateral"):

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(i)      Trademarks, trademark registrations, recordings and/or applications, tradenames, trade styles, service marks, prints and labels on which any of the foregoing have or may appear, designs, general intangibles pertaining to any of the foregoing, including, without limitation, the trademarks and applications, if any, listed on Schedule B attached hereto and made a part hereof, and any and all reissues and/or renewals thereof, and all income, royalties, damages and payments now and hereafter due and/or payable in connection therewith including, without limitation, damages and payments for past or future infringements thereof (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "Trademark Collateral");

(ii) Patents and patent applications and/or registrations together with the inventions and improvements described and claimed therein including, without limitation, the patents and applications, if any, listed on Schedule A, attached hereto and made a part hereof, and any and all reissues and renewals thereof and all income, royalties, damages and payments now and hereafter due and/or payable in connection therewith including, without limitation, damages and payments for past or future infringements thereof (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "Patent Collateral");

(iii) Any license agreement in which the Company is or becomes licensed to use any patents and/or trademarks owned by a third party including, without limitation, the licenses, if any, listed on Schedule C attached hereto and made a part hereof (all of the foregoing are sometimes referred to herein individually and/or collectively as the "License Collateral");

(iv) The goodwill of the Company's business connected with and symbolized by the Intellectual Property Collateral;

(v) Any and all of the Company's rights and interests in any of the foregoing as they relate to the Company's Accounts, Inventory, Equipment and General Intangibles, or any Collateral bearing any of the foregoing, including without limitation the right to sell Inventory, goods and property bearing or covered by any of the foregoing Intellectual Property; and

(vi) All cash and non-cash proceeds, royalties and income of the foregoing, including without limitation any amounts obtained pursuant to any infringement action.

3. CIT' Rights. Upon the occurrence of any Event of Default hereunder, CIT shall have all the rights and remedies of a secured party under the Uniform Commercial Code and any other applicable state or federal laws. CIT will give the Company reasonable notice of the time and place of any public sale of the Intellectual Property Collateral or the time after which any private sale of the Intellectual Property Collateral or

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         any other intended disposition thereof is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is mailed, postage prepaid to the address of the Company set forth above at least ten (10) days before the date of such sale or disposition. In addition to the foregoing and all other rights and remedies of CIT upon the occurrence of any Event of Default hereunder, CIT shall thereupon have the immediate right to transfer to itself or to sell, assign and transfer to any other person all right, title and interest in and to all or any part of the Intellectual Property Collateral. A formal irrevocable power of attorney (in the form annexed hereto) is being executed and delivered by the Company to CIT concurrently with this agreement to enable such rights to be carried out. The Company agrees that, in the event CIT exercises its rights hereunder and/or pursuant to said power of attorney in accordance with its terms, after written notification of such exercise from CIT to the Company, the Company shall never thereafter, without the prior written authorization of the owner or owners of such Intellectual Property Collateral, use any of such Intellectual Property Collateral. The condition of the foregoing provision is such that unless and until there occurs an Event of Default under this agreement, the Company shall continue to own and use the Intellectual Property Collateral in the normal course of its business and to enjoy the benefits, royalties and profits therefrom provided, however, that from and after the occurrence of an Event of Default such right will, upon the exercise by CIT of the rights provided by this agreement, be revoked and the right of the Company to enjoy the uses, benefits, royalties and profits of said Intellectual Property Collateral will wholly cease, whereupon CIT or its transferee(s) shall be entitled to all of the Company's right, title and interest in and to the Intellectual Property Collateral hereby so assigned. This agreement will not operate to place upon CIT any duty or responsibility to maintain the Intellectual Property Collateral.

4. Fees. The Company will pay all filing fees with respect to the security interest created hereby which CIT may deem necessary or advisable in order to perfect and maintain the perfection of its security interest in the Intellectual Property Collateral.

5. Representations and Warranties. The Company represents and warrants: that the Company lawfully possesses and owns the Intellectual Property Collateral and that except for the security interest granted hereby, the Intellectual Property Collateral will be kept free from all liens, security interests, claims and encumbrances whatsoever; that the Company has not made or given any prior assignment, transfer or security interest in the Intellectual Property Collateral or any of the proceeds thereof; that the Intellectual Property Collateral is and will continue to be, in all respects, in full force and effect; and that there are no known infringements of the Intellectual Property Collateral. The Company agrees not to take any action inconsistent with the terms and intent hereof, provided that the Company may enter into licencing agreements in the ordinary course of its business on fair and reasonable terms, provided further that no Event of Default (as defined herein below) has occurred and that any such agreement does not adversely effect CIT' rights and interests hereunder. The Company

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         hereby further agrees to provide notice to CIT of any hereafter acquired Intellectual Property Collateral, provided that any such Collateral shall be automatically subject to the terms hereof and provided that the Company shall take any such additional action as CIT shall reasonably request with respect thereto.

6. Application of Proceeds. The proceeds of any sale, transfer or disposition of the Intellectual Property Collateral shall be applied first to all costs and expenses, including, but not limited to, reasonable attorneys' fees and expenses and court costs, incurred by CIT in connection with such sale and the exercise of CIT' rights and remedies hereunder and under the Agreement; next, such proceeds shall be applied to the payment, in whole or in part, of the Obligations due CIT in such order as CIT may elect; and the balance, if any, shall be paid to the Company or as a court of competent jurisdiction may direct.

7. Defense of Claims. The Company will defend at its own cost and expense any action, claim or proceeding affecting the Intellectual Property Collateral or the interest of CIT therein. The Company agrees to reimburse CIT for all costs and expenses incurred by CIT in defending any such action, claim or proceeding.

8. Rights Cumulative. This Agreement shall be in addition to the Agreement and shall not be deemed to affect, modify or limit the Agreement or any rights that CIT has under the Agreement. The Company agrees to execute and deliver to CIT (at the Company's expense) any further documentation or papers necessary to carry out the intent or purpose of this agreement including, but not limited to, financing statements under the Uniform Commercial Code.

9. Construction and Invalidity. Any provisions hereof contrary to, prohibited by or invalid under any laws or regulations shall be inapplicable and deemed omitted here from, but shall not invalidate the remaining provisions hereof.

10. CHOICE OF LAW. THE COMPANY AGREES THAT THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THIS AGREEMENT TOGETHER WITH THE AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT OF THE COMPANY AND CIT WITH RESPECT TO THE INTELLECTUAL PROPERTY COLLATERAL, CAN ONLY BE CHANGED OR MODIFIED IN WRITING AND SHALL BIND AND BENEFIT THE COMPANY, CIT AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. THE COMPANY AND CIT EACH HEREBY EXPRESSLY WAIVES ANY RIGHT OF TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER.

11. Events of Default. Any of the following constitutes an Event of Default under this agreement:

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         (i)   The Company fails to perform or observe any agreement, covenant or condition required under this agreement;

         (ii) Any warranty or representation made by Company, in this agreement shall be or becomes false or misleading in any material respect; or

         (iii) The occurrence of any Event of Default under the Agreement which is not waived in writing by CIT.

12. Notices. The Company covenants and agrees that, with respect to the Intellectual Property Collateral, it will give CIT written notice in the manner provided in the Agreement of:

         (i) any claim by a third party that the Company has infringed on the rights of a third party;

         (ii) any suspected infringement by a third party on the rights of the Company; or

         (iii) any Intellectual Property Collateral created, arising or acquired by the Company after the date hereof.

13. Further Assurances. The Company will take any such action as CIT may reasonably require to further confirm or protect CIT' rights under this agreement in the Intellectual Property Collateral. In furtherance thereof, the Company hereby grants to CIT a power of attorney coupled with an interest which shall be irrevocable during the term of this agreement to execute any documentation or take any action in the Company's behalf required to effectuate the terms, provisions and conditions of this agreement.

14. Termination. This agreement shall terminate upon termination of the Agreement and full, final and indefeasible payment in cash of all Obligations of the Company thereunder. Upon the Company's request, CIT shall within a reasonable time after any such termination execute and deliver to the Company (at the Company's expense) such documents and instruments as are reasonably necessary to evidence such termination and release of the security interest granted herein on any applicable public record.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the 24 day of January, 2002.


                                       WESTWATER INDUSTRIES, INC.

                                       By: /s/ EDWARD F. COOKE
                                           -------------------------------------
                                       Name:  Edward F. Cooke
                                       Title: Vice President

Agreed and Accepted this
24 day of January, 2002

THE CIT GROUP/COMMERCIAL SERVICES, INC.

By: /s/ ANTHONY MONTEMARANO
    --------------------------------
Name:  Anthony Montemarano
Title: Assistant Vice President

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                          IRREVOCABLE POWER OF ATTORNEY
                          -----------------------------

WESTWATER INDUSTRIES, INC., with offices at 1 Palmer Terrace, Carlstadt, NJ 07072, (hereinafter referred to as the "Company"), hereby grants to THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation, with offices at 1211 Avenue of the Americas, New York, NY 10036 (hereinafter referred to as "CIT"), the exclusive Irrevocable Power of Attorney to transfer to CIT or to any designee of CIT all Intellectual Property Collateral listed on the Schedules attached to the Grant of Security Interest in Patents, Trademarks and Licenses (the "Agreement"), dated as of the date hereof, between the Company and CIT including, without limitation, all patents, patent applications and/or registrations, trademarks, trademark applications and/or registrations, and licenses together with the goodwill of the business connected with or symbolized by such Intellectual Property Collateral and the Company's entire inventory of labels and decals bearing any trademarks not affixed to its products, and the right to operate and control, sell, assign, and transfer the business under those trademarks under the following terms and conditions:

         1. The Power of Attorney granted hereunder shall be effective as of the date hereof and shall last for as long as any now existing or hereafter arising indebtedness, liabilities or obligations of the Company to CIT are outstanding under the Agreement, dated on or about the date hereof, between the Company and CIT.

         2. The Power of Attorney granted herein shall be irrevocable throughout the duration of its life as specified in Paragraph 1 hereinabove;

         3. The Power of Attorney granted herein shall only be exercisable by CIT after the occurrence of an Event of Default under the Agreement between CIT and the Company; and

         4. CIT shall give the Company ten (10) days prior written notice of the exercise of this power, and the waiver by CIT of any particular Event of Default as set forth in Paragraph 3 hereinabove shall have no force or effect unless in writing and signed by an authorized officer of CIT. Even then such waiver shall not constitute or be considered a waiver of any other Event of Default then existing or thereafter arising whether similar or not.

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

IN WITNESS WHEREOF, the Company has caused this Power of Attorney to be executed as of the 24th day of January, 2002.

                                       WESTWATER INDUSTRIES, INC.

                                       By: /s/ EDWARD F. COOKE
                                           -------------------------------------
                                       Name:  Edward F. Cooke
                                       Title: Vice President

STATE OF  New York)
                  )
COUNTY OF New York)


         On 24th of January, 2002, before me, the undersigned, a notary public in and for said State, personally appeared Edward Cooke known to me to be the Vice President of, Westwater Industries Inc. the corporation that executed the within instrument, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws and a resolution of its board of directors.


         WITNESS my hand and official seal.

                                       /s/ JOAN LLOYD
                                       -----------------------------------------
                                       Notary Public

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              SCHEDULE A TO GRANT OF SECURITY INTEREST IN PATENTS,
                             TRADEMARKS AND LICENSES

                                     between

                           WESTWATER INDUSTRIES, INC.

                                       and

                     THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                  U.S. PATENTS
                                  ------------

Title                            Patent No.                           Issue Date
-----                            ----------                           ----------


                           [TO BE PROVIDED BY COMPANY]

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

              SCHEDULE B TO GRANT OF SECURITY INTEREST IN PATENTS,
                             TRADEMARKS AND LICENSES


                                     between

                           WESTWATER INDUSTRIES, INC.

                                       and

                     THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                 U.S. TRADEMARKS
                                 ---------------


Title or Mark                    Registration No.             Registration Date
-------------                    ----------------             -----------------

Mill Mountain                    75610503                     December 23, 1998

Westwater Enterprises            74619680                     September 24, 1996


            [ADDITIONAL TITLE OR MARKS TO BE PROVIDED BY THE COMPANY]

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              SCHEDULE C TO GRANT OF SECURITY INTEREST IN PATENTS,
                             TRADEMARKS AND LICENSES

                                     between

                           WESTWATER INDUSTRIES, INC.

                                       and

                     THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                  U.S. LICENSES
                                  -------------


Name                             Registration No.              Registration Date
----                             ----------------              -----------------

                         [TO BE PROVIDED BY THE COMPANY]

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